SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

    Date of Report:   April 26, 2006           Commission File No. 000-28813

                            NEW CENTURY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

                                   93-1192725
                      (IRS Employer Identification Number)

                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                    (Address of principal executive offices)

                                 (713) 266-4344
                               (Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
----------------------------------------------------

     On April 26, 2006, New Century Energy Corp.'s (the "Company," "we," "us," "our") newly formed wholly owned subsidiary, Gulf Coast Oil Corporation, a Delaware corporation ("Gulf Coast") entered into a Securities Purchase Agreement with Laurus Master Fund, Ltd. (the "Purchase Agreement" and "Laurus"), whereby Gulf Coast sold Laurus a Secured Term Note in the amount of $40,000,000 (the "Gulf Coast Note") and a Common Stock Purchase Warrant to purchase up to 49% of the shares of common stock of Gulf Coast (the "Gulf Coast Warrant"). In connection with the Purchase Agreement, Gulf Coast also entered into a Guaranty with Laurus (the "Gulf Coast Guaranty"); a Mortgage Deed of Trust, Security Agreement, Financing Statement and Assignment of Production; a Master Security Agreement; a Collateral Assignment; and a letter agreement relating to a Shareholders Agreement to be entered into between Laurus and Gulf Coast following Laurus' exercise of the Gulf Coast Warrant. In connection with Gulf Coast's entry into the Securities Purchase Agreement, we and Century Resources, Inc., our wholly owned Delaware subsidiary ("Century") entered into a Guaranty with Laurus (the "New Century Guaranty"); we and Century entered into an Amended and Restated Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in favor of Laurus; and we entered into a Stock Pledge Agreement with Laurus.

     In connection with the Purchase Agreement, Gulf Coast granted Laurus a right of first refusal to provide additional financing, prior to the incurrence of any additional indebtedness and/or the sale or issuance of any equity interests of Gulf Coast. If Gulf Coast shall receive a proposed term sheet for additional funding, pursuant to the Purchase Agreement, it will submit such term sheet to Laurus, at which time Laurus will have the right, but not the obligation, to deliver, within 10 days of its receipt of the proposed term sheet, its own proposed term sheet setting forth the terms and conditions upon which it would be willing to provide additional financing to Gulf Coast, at terms no less favorable than those outlined in the proposed term sheet. If Laurus' terms are at least as favorable to Gulf Coast as those of the proposed term sheet, Gulf Coast shall accept Laurus' term in lieu of the proposed term sheet, if not, Gulf Coast may accept the proposed term sheet.

GULF COAST NOTE

     In connection with the Purchase Agreement, Gulf Coast issued Laurus a three
(3) year Secured Term Note in the amount of $40,000,000 (the "Gulf Coast Note") which bears interest at the prime rate (as published by the Wall Street Journal) plus 2% (currently 9.75%, with the prime rate at 7.75% as of April 26, 2006) per year, and which at no time shall bear interest at less than 8% per year, which unpaid principal and unpaid accrued interest, if any, shall be due and payable on October 28, 2009 (the "Maturity Date"). The interest on the Gulf Coast Note shall be payable monthly, in arrears, commencing on July 1, 2006. Additionally, amortizing payments of the principal amount due under the Gulf Coast Note are due July 1, 2006, and each succeeding month thereafter including the Maturity Date (each an "Amortization Amount"). As long as no Event of Default, as defined below, has occurred under the Gulf Coast

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Note,  interest  on  the Gulf Coast Note shall only be payable as a component of the Amortization Amount, unless such Amortization Amount is less than $150,000 for any month, as described below.

     Each monthly Amortization Amount will be equal to eighty percent (80%) of the gross proceeds paid to Gulf Coast in respect of all oil, gas and/or other hydrocarbon production in which Gulf Coast has an interest less (i) the reasonable ordinary day to day expenses associated with Gulf Coast's operation of the leases, wells and equipment, including fuel, materials, labor, maintenance, routine production equipment replacement, repairs, routine workover costs to maintain production from an existing completed well, royalty, severance tax and ad valorem tax, in each case using accounting practices and procedures ordinary and customary in the oil and gas industry and (ii) Gulf Coast's reasonable estimate of its federal tax (including federal income tax) liability (after taking into account all applicable deductions, depletion and credits), all of which, in each case, shall be subject to Laurus' approval, which approval shall be provided in the exercise of Laurus' reasonable discretion based on such supporting documentation from Gulf Coast as Laurus shall request (the "Net
Revenue"). Provided, however, that each Amortization Amount shall be equal to one hundred (100%) of Net Revenue, upon the occurrence and during the continuance of an Event of Default under the Gulf Coast Note as described below.

     In the event the Amortization Amount payable to Laurus during any month is less than $150,000, then Gulf Coast is required to make a cash payment to Laurus in an amount equal to the difference between $150,000 and the then applicable Amortization Amount.

     "Events of Default" under the Gulf Coast Note include: Gulf Coast's failure to pay any amount due under the Gulf Coast Note; our failure to pay any amount due to Laurus under our June 30, 2005, Convertible Secured Term Note, as amended and/or our September 19, 2005, Secured Term Note, as amended, and such failure continues for a period of three (3) days; Gulf Coast's breach of any covenant or any other term of the Gulf Coast Note in any material respect, which if subject to cure, continues for a period of fifteen (15) days, without being cured; Gulf Coast's or our breach of any representation, warranty or statement made to Laurus in connection with any transaction contemplated by the Gulf Coast Note, or any of the other agreements entered into between Gulf Coast, Century and us in connection with the Gulf Coat Note; a default under any other agreement between us and Laurus beyond the grace period, if any; any change or occurrence which could reasonably be expected to have a material adverse effect on Gulf Coast's or our ability to repay the Gulf Coast Note; Gulf Coast's or our bankruptcy or insolvency; if Gulf Coast or we have a judgment levied against either of us in an amount greater than $100,000; a change in control of Gulf Coast, whereby any person or group shall become the beneficial owner of 35% or more of Gulf Coast's voting equity interests or if the Board of Directors of Gulf Coast ceases to consist of a majority of Gulf Coast's Board of Directors on the date the Gulf Coast Note was granted, unless Laurus consents in writing to such change; or if Gulf Coast merges with, consolidates with or sells all or substantially all of its assets to any other person or entity; and/or if an

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indictment is brought or threatened against Gulf Coast, us or any of our or Gulf
Coast's executive officers under any criminal statute or civil statue whereby the penalty associated with such indictment could result in the forfeiture of any property of Gulf Coast or us.

     Following the occurrence of and during the continuance of an Event of Default, Gulf Coast is required to pay additional interest on the Gulf Coast Note to Laurus in an amount equal to two percent (2%) per month, and all outstanding obligations under the Gulf Coast Note, the Purchase Agreement and each other Related Agreement (as defined in the Purchase Agreement), including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived. Additionally, following the occurrence of and during the continuance of an Event of Default, Laurus may, at its option, demand immediate repayment in full of all obligations and liabilities owing by Gulf Coast to Laurus under the Gulf Coast Note, the Purchase Agreement and/or any other Related Agreement, to require Gulf Coast to make a default payment equal to 130% of the outstanding principal amount of the Gulf Coast Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder.

     Gulf Coast used $33,000,000 of the funds received through the sale of the Gulf Coast Note to purchase the Manti property as described below; $1,400,000, representing 3.5% of the Gulf Coast Note, to Laurus Capital Management, LLC ("LCM"), as a management fee, as well as an additional $24,705 in due diligence and documentation fees to LCM; $75,295 to Laurus' attorneys for legal and escrow agent fees; with the remaining $5,500,000 to be used by Gulf Coast for future drilling expenses.

GULF COAST WARRANT

     The Gulf Coast Warrant provides Laurus the right to purchase up to 961 shares of Gulf Coast's common stock, representing 49% of Gulf Coast's then issued and outstanding common stock at an exercise price of $0.001 per share, which warrants are exercisable by Laurus after all amounts owed to Laurus by Gulf Coast have been repaid in full. Pursuant to the Gulf Coast Warrant, we agreed to provide Laurus with registration rights to the shares issuable in connection with the Gulf Coast Warrant, if Gulf Coast ever affects an initial public offering of its securities and/or if its securities become publicly traded.

GUARANTIES

     In connection with the Purchase Agreement, Gulf Coast entered into a Guaranty, whereby it agreed to guaranty all of our obligations and liabilities owed to Laurus in connection with the June 30, 2005 and September 19, 2005, Securities Purchase Agreements (the "2005 Purchase Agreements"), and any obligations and/or liabilities owed to Laurus pursuant to any agreements entered into in connection with the 2005 Purchase Agreements.

     Additionally, in connection with the Purchase Agreement, we and Century, entered into a Guaranty, whereby we agreed to guaranty all of Gulf Coast's obligations and liabilities owed to Laurus in connection with the Purchase Agreement, and any obligations and/or liabilities owed to Laurus pursuant to any agreements entered into in connection with the Purchase Agreement (the "New Century/Century Resources Guaranty").

     As a result of the Gulf Coast Guaranty and the New Century/Century Resources Guaranty, Gulf Coast, Century and we will remain liable for the obligations of the other parties until all indebtedness is repaid to Laurus by Gulf Coast, New Century and Century, under the various secured term notes and related agreements entered into and/or made by Gulf Coast, New Century and/or Century in favor of Laurus.

RELATED AGREEMENTS

     Gulf Coast also entered into the following agreements in connection with the Purchase Agreement:

     o a Collateral Assignment with Manti (defined below) and Laurus, whereby Gulf Coast authorized Manti, upon notice by Laurus, to pay any amounts owed to Gulf Coast pursuant to the Asset Purchase Agreement among Gulf Coast and Manti directly to Laurus to secure amounts owed to Laurus under the Gulf Coast Note;

     o a Master Security Agreement, by and among Gulf Coast, Century, and us in favor of Laurus, whereby we, Century and Gulf Coast granted Laurus a continuing blanket security interest in all of Gulf Coast's, Century and our assets, including all of Gulf Coast's, Century's and our cash and cash equivalents, all rights to oil and gas leases and contracts purchased in connection with the Asset Purchase Agreement, and/or other oil and gas interests or contracts obtained by Gulf
          Coast, Century and us in the future, all property, hydrocarbons, operating equipment and well data, to secure the repayment of the Gulf Coast Note and all other obligations and liabilities owing to Laurus pursuant to the other agreements entered into in connection with the Purchase Agreement, the 2005 Purchase Agreements and all other agreements entered into in connection with the 2005 Purchase Agreements;

     o a letter agreement regarding a Shareholders Agreement to be entered into with Laurus, whereby we agreed that upon Laurus' exercise of the Gulf Coast Warrant, we and Gulf Coast would negotiate with Laurus in good faith the terms and conditions of a shareholders agreement. Additionally, Gulf Coast and we agreed that following the exercise of Laurus' Gulf Coast Warrant, Gulf Coast will pay dividends in connection with the Net Revenue received by Gulf Coast to Laurus and us in proportion to our then ownership interests in Gulf Coast. Additionally, Gulf Coast agreed that after Laurus' exercise of the Gulf Coast Warrant, it would not take certain corporate actions, without the prior written approval of Laurus, including, but not limited to, declaring or paying any dividends; selling or disposing of any assets or property, entering into any transactions, other than in the ordinary course of business; entering into any mortgage, lien or encumbrances; entering into any agreements with third parties; and/or issuing or selling any capital stock, warrants or convertible securities; and

     o a Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in favor of Laurus, which provided Laurus a mortgage and security interest over the interests purchased by Gulf Coast pursuant to the Asset Purchase Agreement.

     Additionally, we entered into a Stock Pledge Agreement with Laurus, whereby we pledged all of the outstanding shares of Gulf Coast's common stock to Laurus, pursuant to our Guaranty of Gulf Coast's indebtedness to Laurus, as described above under "Guaranties," to secure our, Century's and Gulf Coast's full and punctual payment and performance of its obligations and liabilities owed to Laurus. As a result, if any event of default occurs under the Stock Pledge Agreement, including but not limited to the Events of Default as defined above under the description of the Gulf Coast Note, Laurus may take ownership of and/or sell all of the outstanding shares of Gulf Coast.

     We also entered into a Reaffirmation, Ratification and Amendment Agreement, whereby we and Century agreed to reaffirm our outstanding obligations and liabilities owed to Laurus in connection with the 2005 Purchase Agreements and agreements entered into in connection with the 2005 Purchase Agreements, as well as the Guaranty we issued to Laurus in connection with the repayment of the Gulf Coast obligations, as described above under "Guaranties."

     Pursuant to the Reaffirmation, Ratification and Amendment Agreement, simultaneously with Gulf Coast's receipt of accrued production revenue paid to Gulf Coast at the closing of the Asset Purchase Agreement, for the period from December 1, 2005, the effective date of the Asset Purchase Agreement, described below under Item 2.01, to May 1, 2006, we made a mandatory prepayment against the outstanding balance of our September 2005 Note in an amount equal to eighty percent (80%) of the net accrued production revenue or $2,565,386. We paid this amount to Laurus on May 1, 2006 as partial payment of the $9,500,000 September 30, 2005, Secured Term Note, as amended, which Note has an approximate remaining balance of $7,034,614 as of the date of this filing.

     We and New Century also entered into an Amended and Restated Mortgage, Deed of Trust, Security Agreement, Financing State and Assignment of Production, which amended our June 30, 2005, Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production granted to Laurus, to include certain additional oil and gas properties acquired by us following June 30, 2005 and to include as part of the obligations secured thereby our and Century's obligations under the New Century/Century Resources Guaranty.

FOURTH AMENDMENT

     On May 2, 2006, we entered into a Fourth Amendment Agreement with Laurus (the "Fourth Amendment"), which amended the terms of our June 30, 2005 Registration Rights agreement with Laurus, to amend the date we are required to have our Registration Statement filed with the Securities and Exchange Commission (the "Commission") to register the shares of common stock convertible in connection with Laurus' June 30, 2005 Secured Convertible Term Note, and exercisable in connection with Laurus' June 30, 2005 Common Stock Purchase Warrant, Option and its December 30, 2005 Option, from the filing date of April 25, 2006, as was required under our December 30, 2005, Third Amendment Agreement with Laurus (the "Third Amendment") to the filing date of June 15, 2006. The Fourth Amendment also extended the date we are required to have such Registration declared effective with the Commission from July 1, 2006 until August 15, 2006.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
------------------------------------------------------------

     On April 28, 2006, Gulf Coast entered into an Asset Purchase Agreement ("Asset Purchase Agreement") and closed the purchase of certain undivided interests in producing properties as well as undeveloped oil and gas mineral leases totaling 9,167 acres and other related assets and contracts in McMullen County, Texas (the "Assets"), from Manti Resources, Inc., a Texas corporation, Manti Operating Company, a Texas corporation and Manti Mustang Creek, Ltd., a Texas limited partnership (collectively "Manti"). The purchase price of the Assets was $33,000,000, which amount was paid from funds received from Gulf Coast's sale of the Gulf Coast Note to Laurus as described above under "Item
1.01 Entry Into a Material Definitive Agreement." The effective date of the Asset Purchase Agreement, for the purposes of the receipt of proceeds from the sale of hydrocarbon reserves was December 1, 2005.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
-------------------------------------------------

     On April 26, 2006 Gulf Coast entered into a Securities Purchase Agreement, and sold a Secured Term Note and Common Stock Purchase Warrant to Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus"). The Common Stock Purchase Warrant can be exercised by Laurus at its election, subsequent to Gulf Coast's full repayment of the Secured Term Note and other amounts owing to Laurus, into 961 shares of Gulf Coast's issued and outstanding common stock, representing 49% of Gulf Coast's then outstanding common stock. Gulf Coast claims an exemption from registration afforded by Regulation S of the Act ("Regulation S") for the above issuances since the issuances were made to a non-U.S. person (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to an offshore transaction, and no directed selling efforts were made in the United States by Gulf Coast, us, a distributor, any respective affiliates, or any person acting on behalf of any of the foregoing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

(a) Financial statements of business acquired.

           To be filed by amendment to this Form 8-K.

(b) Pro forma financial information.

           To be filed by amendment to this Form 8-K.

(c) Exhibits.

Exhibit No.    Description.
-----------    ------------

10.1*          Asset Purchase Agreement
10.2*          Securities Purchase Agreement (Gulf Coast and Laurus)
10.3*          Secured Term Note (Gulf Coast)
10.4*          Common Stock Purchase Warrant (Gulf Coast)
10.5*          Guaranty (New Century and Century)
10.6*          Guaranty (Gulf Coast)
10.7*          Stock Pledge Agreement (Gulf Coast)
10.8*          Mortgage, Deed of Trust, Security Agreement, Financing Statement
               and Assignment of Production, filed in Atascosa County and
               McMullen County, Texas
10.9*          Amended and Restated Mortgage, Deed of Trust, Security Agreement,
               Financing Statement and Assignment of Production, filed in
               Matagorda County, McMullen County and Wharton County, Texas
10.10*         Master Security Agreement
10.11*         Collateral Assignment
10.12*         Letter Agreement regarding Shareholder Agreement
10.13*         Reaffirmation, Ratification and Amendment Agreement
10.14*         Fourth Amendment Agreement with Laurus

* Filed herewith.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NEW CENTURY ENERGY CORP.
                                             ------------------------


                                             /s/ Edward R. DeStefano
                                             ---------------------------
                                             Edward R. DeStefano,
                                             President

               Date: May 3, 2006

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